SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 15, 1998
                      ------------------------------------


                          CITIBANK (SOUTH DAKOTA), N.A.
                                  ON BEHALF OF
                       CITIBANK CREDIT CARD MASTER TRUST I
          (Issuer in respect of the Citibank Credit Card Master Trust I

      8.350% Class B Credit Card Participation Certificates, Series 1991-6
       5.95% Class A Credit Card Participation Certificates, Series 1993-2 6.15% Class B Credit Card Participation Certificates, Series 1993-2 5.50% Class A Credit Card Participation Certificates, Series 1993-3 5.70% Class B Credit Card Participation Certificates, Series 1993-3 7.25% Class A Credit Card Participation Certificates, Series 1994-2 7.50% Class B Credit Card Participation Certificates, Series 1994-2 6.80% Class A Credit Card Participation Certificates, Series 1994-3 7.00% Class B Credit Card Participation Certificates, Series 1994-3 8.25% Class A Credit Card Participation Certificates, Series 1994-4 8.25% Class A Credit Card Participation Certificates, Series 1995-1 8.45% Class B Credit Card Participation Certificates, Series 1995-1

                                                       (cover page 1 of 2 pages)

       7.85% Class A Credit Card Participation Certificates, Series 1995-3 6.55% Class A Credit Card Participation Certificates, Series 1995-9 6.65% Class B Credit Card Participation Certificates, Series 1995-9
      5.90% Class A Credit Card Participation Certificates, Series 1995-10 6.05% Class B Credit Card Participation Certificates, Series 1995-10
    Zero Coupon Class A Credit Card Participation Certificates, Series 1996-1 Zero Coupon Class B Credit Card Participation Certificates, Series 1996-1
   Floating Rate Class A Credit Card Participation Certificates, Series 1996-5 Floating Rate Class B Credit Card Participation Certificates, Series 1996-5 Floating Rate Class A Credit Card Participation Certificates, Series 1996-6 Floating Rate Class B Credit Card Participation Certificates, Series 1996-6
       6.55% Class A Credit Card Participation Certificates, Series 1997-2 6.70% Class B Credit Card Participation Certificates, Series 1997-2
      6.839% Class A Credit Card Participation Certificates, Series 1997-3 6.989% Class B Credit Card Participation Certificates, Series 1997-3
   Floating Rate Class A Credit Card Participation Certificates, Series 1997-4 Floating Rate Class B Credit Card Participation Certificates, Series 1997-4
    Zero Coupon Class A Credit Card Participation Certificates, Series 1997-6 Zero Coupon Class B Credit Card Participation Certificates, Series 1997-6
       6.35% Class A Credit Card Participation Certificates, Series 1997-7 6.45% Class B Credit Card Participation Certificates, Series 1997-7
   Floating Rate Class A Credit Card Participation Certificates, Series 1997-8 Floating Rate Class A Credit Card Participation Certificates, Series 1997-10 Floating Rate Class B Credit Card Participation Certificates, Series 1997-10
       5.75% Class A Credit Card Participation Certificates, Series 1998-1
      5.875% Class B Credit Card Participation Certificates, Series 1998-1
       6.05% Class A Credit Card Participation Certificates, Series 1998-2
       6.20% Class B Credit Card Participation Certificates, Series 1998-2 5.80% Class A Credit Card Participation Certificates, Series 1998-3 5.95% Class B Credit Card Participation Certificates, Series 1998-3 5.85% Class A Credit Card Participation Certificates, Series 1998-6 6.00% Class B Credit Card Participation Certificates, Series 1998-6
   Floating Rate Class A Credit Card Participation Certificates, Series 1998-7 Floating Rate Class B Credit Card Participation Certificates, Series 1998-7
       5.30% Class A Credit Card Participation Certificates, Series 1998-9 5.55% Class B Credit Card Participation Certificates, Series 1998-9
                       (collectively, the "Certificates"))

               (Exact name of registrant as specified in charter)


                            UNITED STATES OF AMERICA
                 (State or other jurisdiction of incorporation)

                                   46-0358360
                      (I.R.S. Employer Identification No.)


      33-41055, 33-43576, 33-62180, 33-77802, 33-84834, 33-97664, 33-99328
                                  and 333-38803
                              (Commission File No.)


    701 EAST 60TH STREET, NORTH
     SIOUX FALLS, SOUTH DAKOTA                              57117
(Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (605) 331-2626


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


                            (cover page 2 of 2 pages)

ITEM 5. OTHER EVENTS.

     Set forth below is the monthly report and servicer's certificate for each Series referenced on the cover page of this Form 8-K (each, a "Monthly Report") for the Due Period ending December 28, 1998 and the related Distribution Date delivered pursuant to Section 5.02 of the applicable Series Supplement to the Pooling and Servicing Agreement (together, the "Agreement") relating to Citibank Credit Card Master Trust I, among Citibank (South Dakota), N.A., as Seller and Servicer, Citibank (Nevada), National Association, as Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A.)), as Trustee. Each Monthly Report contains information relating to the distribution, if any, to Certificateholders of the related Series on the referenced Distribution Date as well as information relating to the Receivables and the Accounts from which the Receivables have arisen. Capitalized terms used but not defined herein have the meanings set forth in the Agreement.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                      CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending December 28, 1998

==============================================================================

This Certificate relates to the Due Period ending December 28, 1998 and the related Distribution Date.

A.   Information Regarding the portfolio
     -----------------------------------

1. Portfolio Yield ........................................            12.33%

       Yield Component  ...................................            17.16%

       Credit Loss Component  .............................             4.83%

2. New Purchase Rate  .....................................            27.10%

3. Total Payment Rate  ....................................            21.55%

4. Principal Payment  Rate  ................................           20.54%

5. Aggregate Amount of Principal Receivables in the Trust :

     Beginning of Due Period  ............................  $  37,184,552,718

     Average  ............................................  $  37,877,732,690

     Lump Sum Addition  ..................................  $               0

     End of Due Period  ..................................  $  39,131,260,158

6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  35,781,145,362
         5-34 days delinquent  ...........................  $   2,226,421,176
        35-64 days delinquent  ...........................  $     669,655,196
        65-94 days delinquent  ...........................  $     391,200,184
       95-124 days delinquent  ...........................  $     292,619,101
      125-154 days delinquent  ...........................  $     228,632,984
      155-184 days delinquent  ...........................  $     180,619,714

      Current  ...........................................             89.97%
         5-34 days delinquent  ...........................              5.60%
        35-64 days delinquent  ...........................              1.68%
        65-94 days delinquent  ...........................              0.98%
       95-124 days delinquent  ...........................              0.74%
      125-154 days delinquent  ...........................              0.57%
      155-184 days delinquent  ...........................              0.46%

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 CITIBANK CREDIT CARD MASTER TRUST I - GROUP 1
                    For the Due Period Ending December 28, 1998

==============================================================================

                                             Current Due   Current Due
                                            Period on an   Period on a
                                        Actual Basis (1)   Standard Basis (1)
B. Information Regarding Group 1
   -----------------------------
  (Percentage Basis)

  1. Portfolio Yield                              12.33%             12.28%
  2. Weighted Average Certificate Rate             5.94%              6.03%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                       0.36%              0.37%
         Others                                    0.11%              0.11%
  4. Surplus Finance Charge Collections            5.92%              5.77%
  5. Required Surplus Finance Charge Amount        0.00%              0.00%
  6. Aggregate Surplus Finance Charge Amount       5.92%              5.77%
     minus Required Surplus Finance Charge Amount

C. Information Regarding Group 1
   -----------------------------
  (Dollars Basis)

  1. Total Investor Collections                 $ 7,362,031,189 $ 7,360,782,439
         Principal Collections                  $ 6,848,139,681 $ 6,848,139,681
         Finance Charge Collections             $   513,891,508 $   512,642,758
  2. Investor Default Amount                    $   143,393,723 $   143,393,723
  3. Investor Monthly Interest                  $   140,090,328 $   142,472,587
  4. Investor Monthly Fees
         Fixed Servicing Fees                   $     9,650,807 $     9,958,832
         Others                                 $     2,524,185 $     2,549,270
  5. Surplus Finance Charge Collections         $   218,232,465 $   214,268,346
  6. Required Surplus Finance Charge Collections$             0 $             0
  7. Aggregate Surplus Finance Charge Amount $ 218,232,465 $ 214,268,346 minus Required Surplus Finance Charge Amount

(1) Values for Current Due Period on an Actual Basis reflect, in the case of a first due period close of a series, activity from the series cut-off or close dates until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first distribution date. Values for Current Due Period on a Standard Basis reflect activity for the entire current period, as if all series had already been outstanding prior to the first day of such period.

     All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using daycounts appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from November 25, 1998 to December 28, 1998, 34 d-ays, or December 7 , 1998 to January 5 , 1999, 30 days (standard basis)

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1991-6
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1991-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1991-6
   -----------------------------------

  1a.  Class A Invested Amount         .......................$            0

  1b.  Class B Invested Amount         .......................$            0

  2a.  Class A Monthly Interest ..............................$            0

  2b.  Class B Monthly Interest ..............................$      367,052

  3a.  Balance in the Class A Interest Funding Account  ......$            0

  3b   Balance in the Class B Interest Funding Account  ......$    1,468,208

  4a.  Available Cash Collateral Amount  .....................$   66,885,000

  4b.  Percent of Class B Invested Amount          ...........         0.00%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$   52,750,000

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$  105,500,000

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1991-6
                    For the Due Period Ending December 28, 1998

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$  106,968,208

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$  105,500,000

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$    1,468,208

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$  850,000,000

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$  105,500,000

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1991-6
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1991-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on January 7 , 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/  Joseph Mecca
                                        Name:  Joseph Mecca
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1993-2
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1993-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,718,750

  2b.  Class B Monthly Interest ..............................$      246,000

  3a.  Balance in the Class A Interest Funding Account  ......$   14,875,000

  3b   Balance in the Class B Interest Funding Account  ......$      984,000

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1993-2
                    For the Due Period Ending December 28, 1998

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1993-2
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on January 7 , 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/  Joseph Mecca
                                        Name:  Joseph Mecca
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1993-3
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1993-3
   -----------------------------------

  1a.  Class A Invested Amount         .......................$            0

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$      286,458

  2b.  Class B Monthly Interest ..............................$      228,000

  3a.  Balance in the Class A Interest Funding Account  ......$   20,625,000

  3b   Balance in the Class B Interest Funding Account  ......$    1,368,000

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$   62,500,000

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$  750,000,000

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1993-3
                    For the Due Period Ending December 28, 1998

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$  770,625,000

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$    1,368,000

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$  750,000,000

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$   20,625,000

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$    1,368,000

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$  750,000,000

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1993-3
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on January 7 , 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/  Joseph Mecca
                                        Name:  Joseph Mecca
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1994-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  940,000,000

  1b.  Class B Invested Amount         .......................$   60,000,000

  2a.  Class A Monthly Interest ..............................$    5,679,167

  2b.  Class B Monthly Interest ..............................$      375,000

  3a.  Balance in the Class A Interest Funding Account  ......$   17,037,500

  3b   Balance in the Class B Interest Funding Account  ......$    1,125,000

  4a.  Available Cash Collateral Amount  .....................$   70,000,000

  4b.  Percent of Class B Invested Amount          ...........       116.67%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending December 28, 1998

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on January 7 , 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/  Joseph Mecca
                                        Name:  Joseph Mecca
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1994-3
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1994-3
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  500,000,000

  1b.  Class B Invested Amount         .......................$   32,000,000

  2a.  Class A Monthly Interest ..............................$    2,833,333

  2b.  Class B Monthly Interest ..............................$      186,667

  3a.  Balance in the Class A Interest Funding Account  ......$    8,500,000

  3b   Balance in the Class B Interest Funding Account  ......$      560,000

  4a.  Available Cash Collateral Amount  .....................$   37,240,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1994-3
                    For the Due Period Ending December 28, 1998

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1994-3
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on January 7 , 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/  Joseph Mecca
                                        Name:  Joseph Mecca
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1994-4
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1994-4
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    5,156,250

  2b.  Class B Monthly Interest ..............................$      245,598

  3a.  Balance in the Class A Interest Funding Account  ......$   10,312,500

  3b   Balance in the Class B Interest Funding Account  ......$      245,598

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1994-4
                    For the Due Period Ending December 28, 1998

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$      245,598

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$      245,598

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1994-4
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on January 7 , 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/  Joseph Mecca
                                        Name:  Joseph Mecca
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1995-1
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1995-1
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  625,000,000

  1b.  Class B Invested Amount         .......................$   40,000,000

  2a.  Class A Monthly Interest ..............................$    4,296,875

  2b.  Class B Monthly Interest ..............................$      281,667

  3a.  Balance in the Class A Interest Funding Account  ......$   25,781,250

  3b   Balance in the Class B Interest Funding Account  ......$    1,690,000

  4a.  Available Cash Collateral Amount  .....................$   46,550,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1995-1
                    For the Due Period Ending December 28, 1998

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$   25,781,250

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$    1,690,000

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$   25,781,250

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$    1,690,000

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1995-1
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on January 7 , 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/  Joseph Mecca
                                        Name:  Joseph Mecca
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1995-3
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1995-3
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  625,000,000

  1b.  Class B Invested Amount         .......................$   40,000,000

  2a.  Class A Monthly Interest ..............................$    4,088,542

  2b.  Class B Monthly Interest ..............................$      201,565

  3a.  Balance in the Class A Interest Funding Account  ......$   20,442,708

  3b   Balance in the Class B Interest Funding Account  ......$      201,565

  4a.  Available Cash Collateral Amount  .....................$   46,550,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1995-3
                    For the Due Period Ending December 28, 1998

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$      201,565

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$      201,565

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1995-3
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on January 7 , 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/  Joseph Mecca
                                        Name:  Joseph Mecca
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1995-9
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  500,000,000

  1b.  Class B Invested Amount         .......................$   32,000,000

  2a.  Class A Monthly Interest ..............................$    2,729,167

  2b.  Class B Monthly Interest ..............................$      177,333

  3a.  Balance in the Class A Interest Funding Account  ......$    8,187,500

  3b   Balance in the Class B Interest Funding Account  ......$      532,000

  4a.  Available Cash Collateral Amount  .....................$   37,240,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending December 28, 1998

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on January 7 , 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/  Joseph Mecca
                                        Name:  Joseph Mecca
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1995-10
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-10 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1995-10
   ------------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,687,500

  2b.  Class B Monthly Interest ..............................$      242,000

  3a.  Balance in the Class A Interest Funding Account  ......$   18,437,500

  3b   Balance in the Class B Interest Funding Account  ......$    1,210,000

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1995-10
                    For the Due Period Ending December 28, 1998

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1995-10
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-10 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on January 7 , 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/  Joseph Mecca
                                        Name:  Joseph Mecca
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1996-1
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1996-1
   -----------------------------------

  1a.  Class A Accreted Invested Amount.......................$  882,352,890

  1b.  Class B Accreted Invested Amount.......................$   56,291,909

  2a.  Class A Monthly Accretion..............................$    4,257,860

  2b.  Class B Monthly Accretion..............................$      278,535

  3a.  Balance in the Class A Interest Funding Account  ......$            0

  3b   Balance in the Class B Interest Funding Account  ......$            0

  4a.  Available Cash Collateral Amount  .....................$   65,722,989

  4b.  Percent of Class B Accreted Invested Amount ...........       116.75%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1996-1
                    For the Due Period Ending December 28, 1998

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1996-1
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on January 7 , 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/  Joseph Mecca
                                        Name:  Joseph Mecca
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card MasterTrust I,Series 1996-5
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1996-5
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    4,293,188

  2b.  Class B Monthly Interest ..............................$      281,480

  3a.  Balance in the Class A Interest Funding Account  ......$    4,293,188

  3b   Balance in the Class B Interest Funding Account  ......$      281,480

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card MasterTrust I,Series 1996-5
                    For the Due Period Ending December 28, 1998

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card MasterTrust I,Series 1996-5
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on January 15, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/  Joseph Mecca
                                        Name:  Joseph Mecca
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I,Series 1996-6
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1996-6
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  940,000,000

  1b.  Class B Invested Amount         .......................$   60,000,000

  2a.  Class A Monthly Interest ..............................$    5,071,927

  2b.  Class B Monthly Interest ..............................$      333,865

  3a.  Balance in the Class A Interest Funding Account  ......$    5,071,927

  3b   Balance in the Class B Interest Funding Account  ......$      333,865

  4a.  Available Cash Collateral Amount  .....................$   70,000,000

  4b.  Percent of Class B Invested Amount          ...........       116.67%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I,Series 1996-6
                    For the Due Period Ending December 28, 1998

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I,Series 1996-6
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on January 11, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/  Joseph Mecca
                                        Name:  Joseph Mecca
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-2
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    4,093,750

  2b.  Class B Monthly Interest ..............................$      268,000

  3a.  Balance in the Class A Interest Funding Account  ......$   20,468,750

  3b   Balance in the Class B Interest Funding Account  ......$    1,340,000

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-2
                    For the Due Period Ending December 28, 1998

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-2
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on January 15, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/  Joseph Mecca
                                        Name:  Joseph Mecca
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-3
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-3
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  400,000,000

  1b.  Class B Invested Amount         .......................$   25,540,000

  2a.  Class A Monthly Interest ..............................$    2,279,667

  2b.  Class B Monthly Interest ..............................$      148,749

  3a.  Balance in the Class A Interest Funding Account  ......$   11,398,333

  3b   Balance in the Class B Interest Funding Account  ......$      743,746

  4a.  Available Cash Collateral Amount  .....................$   29,787,800

  4b.  Percent of Class B Invested Amount          ...........       116.63%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-3
                    For the Due Period Ending December 28, 1998

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-3
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on January 11, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/  Joseph Mecca
                                        Name:  Joseph Mecca
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-4
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    4,254,000

  2b.  Class B Monthly Interest ..............................$      279,356

  3a.  Balance in the Class A Interest Funding Account  ......$    4,254,000

  3b   Balance in the Class B Interest Funding Account  ......$      279,356

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending December 28, 1998

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on January 11, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/  Joseph Mecca
                                        Name:  Joseph Mecca
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-6
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-6
   -----------------------------------

  1a.  Class A Accreted Invested Amount.......................$  699,391,621

  1b.  Class B Accreted Invested Amount.......................$   44,393,872

  2a.  Class A Monthly Accretion..............................$    3,685,279

  2b.  Class B Monthly Accretion..............................$      239,327

  3a.  Balance in the Class A Interest Funding Account  ......$            0

  3b   Balance in the Class B Interest Funding Account  ......$            0

  4a.  Available Cash Collateral Amount  .....................$   52,220,489

  4b.  Percent of Class B Accreted Invested Amount ...........       117.63%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-6
                    For the Due Period Ending December 28, 1998

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-6
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on January 15, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/  Joseph Mecca
                                        Name:  Joseph Mecca
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-7
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-7 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-7
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  625,000,000

  1b.  Class B Invested Amount         .......................$   40,000,000

  2a.  Class A Monthly Interest ..............................$    3,307,292

  2b.  Class B Monthly Interest ..............................$      215,000

  3a.  Balance in the Class A Interest Funding Account  ......$   16,536,458

  3b   Balance in the Class B Interest Funding Account  ......$    1,075,000

  4a.  Available Cash Collateral Amount  .....................$   46,550,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-7
                    For the Due Period Ending December 28, 1998

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-7
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-7 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on January 15, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/  Joseph Mecca
                                        Name:  Joseph Mecca
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-8
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-8 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-8
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,391,032

  2b.  Class B Monthly Interest ..............................$      237,066

  3a.  Balance in the Class A Interest Funding Account  ......$    3,391,032

  3b   Balance in the Class B Interest Funding Account  ......$      237,066

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-8
                    For the Due Period Ending December 28, 1998

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$      237,066

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$      237,066

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-8
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-8 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on January 15, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/  Joseph Mecca
                                        Name:  Joseph Mecca
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-10
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-10 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-10
   ------------------------------------

  1a.  Class A Invested Amount         .......................$  500,000,000

  1b.  Class B Invested Amount         .......................$   32,000,000

  2a.  Class A Monthly Interest ..............................$    2,383,327

  2b.  Class B Monthly Interest ..............................$      156,942

  3a.  Balance in the Class A Interest Funding Account  ......$    2,383,327

  3b   Balance in the Class B Interest Funding Account  ......$      156,942

  4a.  Available Cash Collateral Amount  .....................$   37,240,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-10
                    For the Due Period Ending December 28, 1998

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$    2,383,327

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$      156,942

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$    2,383,327

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$      156,942

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1997-10
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-10 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on January 15, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/  Joseph Mecca
                                        Name:  Joseph Mecca
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-1
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-1
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,593,750

  2b.  Class B Monthly Interest ..............................$      235,000

  3a.  Balance in the Class A Interest Funding Account  ......$   21,562,500

  3b   Balance in the Class B Interest Funding Account  ......$    1,410,000

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-1
                    For the Due Period Ending December 28, 1998

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$   21,562,500

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$    1,410,000

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$   21,562,500

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$    1,410,000

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-1
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on January 15, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/  Joseph Mecca
                                        Name:  Joseph Mecca
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  500,000,000

  1b.  Class B Invested Amount         .......................$   32,000,000

  2a.  Class A Monthly Interest ..............................$    2,520,833

  2b.  Class B Monthly Interest ..............................$      165,333

  3a.  Balance in the Class A Interest Funding Account  ......$   15,125,000

  3b   Balance in the Class B Interest Funding Account  ......$      992,000

  4a.  Available Cash Collateral Amount  .....................$   37,240,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending December 28, 1998

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$   15,125,000

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$      992,000

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$   15,125,000

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$      992,000

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on January 15, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/  Joseph Mecca
                                        Name:  Joseph Mecca
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-3
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-3
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  625,000,000

  1b.  Class B Invested Amount         .......................$   40,000,000

  2a.  Class A Monthly Interest ..............................$    3,020,833

  2b.  Class B Monthly Interest ..............................$      198,333

  3a.  Balance in the Class A Interest Funding Account  ......$   15,104,167

  3b   Balance in the Class B Interest Funding Account  ......$      991,667

  4a.  Available Cash Collateral Amount  .....................$   46,550,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-3
                    For the Due Period Ending December 28, 1998

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-3
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on January 7 , 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/  Joseph Mecca
                                        Name:  Joseph Mecca
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-6
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-6
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,656,250

  2b.  Class B Monthly Interest ..............................$      240,000

  3a.  Balance in the Class A Interest Funding Account  ......$   10,968,750

  3b   Balance in the Class B Interest Funding Account  ......$      720,000

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-6
                    For the Due Period Ending December 28, 1998

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                        CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-6
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on January 11, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/  Joseph Mecca
                                        Name:  Joseph Mecca
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-7
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-7 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-7
   -----------------------------------

  1a.  Class A Invested Amount         .......................$1,250,000,000

  1b.  Class B Invested Amount         .......................$   80,000,000

  2a.  Class A Monthly Interest ..............................$    5,969,082

  2b.  Class B Monthly Interest ..............................$      389,943

  3a.  Balance in the Class A Interest Funding Account  ......$    5,969,082

  3b   Balance in the Class B Interest Funding Account  ......$      389,943

  4a.  Available Cash Collateral Amount  .....................$   93,100,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                        CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-7
                    For the Due Period Ending December 28, 1998

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$    5,969,082

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$      389,943

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$    5,969,082

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$      389,943

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 Citibank Credit Card Master Trust I, Series 1998-7
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-7 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on January 15, 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/  Joseph Mecca
                                        Name:  Joseph Mecca
                                        Title:   Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 CITIBANK CREDIT CARD MASTER TRUST I SERIES 1998-9
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-9
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    2,539,583

  2b.  Class B Monthly Interest ..............................$      170,200

  3a.  Balance in the Class A Interest Funding Account  ......$    2,539,583

  3b   Balance in the Class B Interest Funding Account  ......$      170,200

  4a.  Available Cash Collateral Amount  .....................$   47,880,000

  4b.  Percent of Class B Invested Amount          ...........        99.75%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 CITIBANK CREDIT CARD MASTER TRUST I SERIES 1998-9
                    For the Due Period Ending December 28, 1998

==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

==============================================================================

                 CITIBANK CREDIT CARD MASTER TRUST I SERIES 1998-9
                    For the Due Period Ending December 28, 1998

==============================================================================

    The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on January 7 , 1999

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of January 1999


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:  /s/  Joseph Mecca
                                        Name:  Joseph Mecca
                                        Title:   Servicing Officer

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CITIBANK (SOUTH DAKOTA), N.A.,
                                as Servicer
                                Citibank Credit Card Master Trust I



                          By:  /s/ Eugene D. Rowenhorst
                             ----------------------------------------------
                              Eugene D. Rowenhorst
                              Senior Vice President


Date: January 15, 1998